Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23D

ELEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

THIS ELEVENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network, L.L.C., a Colorado limited liability company (“Customer”). This amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	CSG and Customer agree to amend Schedule F, Section III.D under CSG SERVICES entitled “CSG Monetary Payment Gateway” of the Agreement to provide for recurring fees associated with Customer’s use of CSG’s Monetary Payment Gateway service as follows:

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK, L.L.C. *CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Michael K. McClaskey	By:	Joseph T. Ruble

Name:	Michael K. McClaskey	Name:	Joe Ruble

Title:	Senior Vice President and Chief Information Officer	Title:	EVP-General Counsel

Date:	4/7/11	Date:	4-8-11